John Hancock Health Sciences Fund Supplement dated 4-2-08 to the current prospectus

Under the “Fund details” heading, in the “Who’s who” section, the “Subadviser” subsection is amended and restated as follows:

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC 101 Huntington Avenue Boston,MA 02199

  Founded in 1979, currently manages more than $30 billion (as of 12-31-07)
  Subsidiary of John Hancock Financial Services, Inc.
  Supervised by the adviser, John Hancock Advisers, LLC

Below is a brief biographical profile of the leader of the fund’s investment management team. For more about this individual, including information about compensation, other accounts she manages and any investments she may have in the fund, see the SAI.

Mindy Perry, CPA, CFA
Joined fund team as portfolio manager in 2008 (Analyst in 2007)
Portfolio manager, MFC Global Investment Management (U.S.), LLC (2008)
Senior research officer, MFC Global Investment Management (U.S.), LLC (2007)
Director of investment analysis, John Hancock Investment Controllers Group (2005-2007)
Senior financial analyst, Art Technology Group (2003-2004)
Equity analyst, Atlantic/Pell Rudman (2000-2002)
Began business career in 1994